EXHIBIT (8)(i)(5)

AMENDMENT NO. 36 TO

PARTICIPATION AGREEMENT (TST)

AMENDMENT NO. 36 TO

PARTICIPATION AGREEMENT AMONG

TRANSAMERICA SERIES TRUST (formerly, AEGON/TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY,

MONUMENTAL LIFE INSURANCE COMPANY (FORMERLY, PEOPLES BENEFIT LIFE

INSURANCE COMPANY), AND

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), Monumental Life Insurance Company (“Monumental”), and Transamerica Occidental Life Insurance Company (“TOLIC”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective May 1, 2008

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:	Separate Account VA B
Separate Account VA BNY
Mutual Fund Account
Separate Account VA A
Separate Account VA C
Separate Account VA CC
Separate Account VA D
Separate Account VA EE
Retirement Builder Variable Annuity Account
TFLIC Separate Account C
Separate Account VUL-A
TFLIC Series Life Account
TFLIC Series Annuity Account
Transamerica Occidental Life Separate Account VUL-3
Separate Account VA E
Separate Account VA F
Transamerica Occidental Life Separate Account VUL-4
Transamerica Occidental Life Separate Account VUL-5
Separate Account VA-8
Separate Account VA J
Transamerica Occidental Life Separate Account VUL-6
TA PPVUL 1
Separate Account VA K
Separate Account VA-2LNY
Separate Account VA-2L
Separate Account VL A
AES Private Placement VA Separate Account
Separate Account VA L
Separate Account VA P
PFL Corporate Account One
Separate Account VA R

Separate Account VA S
Separate Account VA Q
Separate Account VA GNY
Separate Account VA HNY
Separate Account QNY
Separate Account VA W
Separate Account VA WNY
Separate Account VA YNY
Separate Account VA WM
TFLIC Separate Account VNY
Separate Account VA X
Separate Account VA Y
Separate Account VA Z
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Policies:	Transamerica Landmark Variable Annuity
Transamerica Landmark NY Variable Annuity
The Atlas Portfolio Builder Variable Annuity
Transamerica EXTRA Variable Annuity
Transamerica Access Variable Annuity
Retirement Income Builder II Variable Annuity
Advisor’s Edge® Variable Annuity
Advisors’s Edge Select® Variable Annuity
Advisor’s Edge® Variable Annuity (NY)
Legacy Builder Plus
TFLIC Financial Freedom Builder
Transamerica Elite
Privilege Select Variable Annuity
Estate Enhancer Variable Life
TransSurvivor Life Variable Universal Life
TransMark Optimum Choice Variable Annuity
TransUltra® Variable Universal Life
TFLIC Freedom Elite Builder
TFLIC Freedom PremierSM
Immediate Income Builder II
Premier Asset Builder Variable Annuity
TransAccumulatorSM VUL
TFLIC Freedom Wealth Protector
Advantage V
Retirement Income Builder Variable Annuity
Retirement Income Builder – BAI Variable Annuity
Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)
Dreyfus/Transamerica Triple Advantage® Variable Annuity
Transamerica Variable Life
Advisor’s Edge Select Private Placement
Transamerica Preferred Advantage Variable Annuity
Portfolio SelectSM Variable Annuity
Flexible Premium Variable Annuity - A
Flexible Premium Variable Annuity - B
Flexible Premium Variable Annuity - C
Flexible Premium Variable Annuity - D
Flexible Premium Variable Annuity - E
Flexible Premium Variable Annuity – G
TFLIC Freedom Elite Builder II
Flexible Premium Variable Annuity – H

Advisor’s Edge® NY Variable Annuity
Flexible Premium Variable Annuity – I
Flexible Premium Variable Annuity –J
Flexible Premium Variable Annuity – K
Flexible Premium Variable Annuity – L
Flexible Premium Variable Annuity - N
Flexible Premium Variable Annuity - O
Flexible Premium Variable Annuity - P
Flexible Premium Variable Annuity - GM
Transamerica Freedom Variable Annuity
TFLIC Freedom Elite Builder III
TransSurvivorSM Life VUL
TransAccumulator® VUL
TransUltra® VUL
Transamerica Classic® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Bounty® Variable Annuity
Inheritance Builder Plus

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted

Transamerica Asset Allocation – Conservative Portfolio VP
Transamerica Asset Allocation – Growth Portfolio VP
Transamerica Asset Allocation – Moderate Portfolio VP
Transamerica Asset Allocation – Moderate Growth Portfolio VP
Transamerica International Moderate Growth Fund VP
Transamerica American Century Large Company Value VP
Transamerica BlackRock Large Cap Value VP
Transamerica Capital Guardian Global VP
Transamerica Capital Guardian U.S. Equity VP
Transamerica Capital Guardian Value VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Federated Market Opportunity VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica Jennison Growth VP
Transamerica Legg Mason Partners All Cap VP
Transamerica MFS High Yield VP
Transamerica MFS International Equity VP
Transamerica Marsico Growth VP
Transamerica Munder Net50 VP
Transamerica PIMCO Total Return VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Growth Stock VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Templeton Global VP
Transamerica Third Avenue Value VP
Transamerica Balanced VP
Transamerica Convertible Securities VP
Transamerica Equity VP
Transamerica Equity II (Service Class Shares currently not being offered)

Transamerica Growth Opportunities VP
Transamerica Money Market VP
Transamerica Science and Technology VP
Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities VP
Transamerica Value Balanced VP
Transamerica Van Kampen Active International Allocation VP
Transamerica Van Kampen Large Cap Core VP
Transamerica Van Kampen Mid-Cap Growth VP
Transamerica Index 50 VP
Transamerica Index 75 VP

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of May 1, 2008.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Arthur D. Woods
	Christopher A. Staples		Arthur D. Woods
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		MONUMENTAL LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Arthur D. Woods	By:	/s/ Steven R. Shepard
	Arthur D. Woods		Steven R. Shepard
Title:	Vice President	Title:	Vice President

TRANSAMERICA OCCIDENTAL LIFE
INSURANCE COMPANY

By its authorized officer,

By:	/s/ Arthur D. Woods
Arthur D. Woods
Title:	Vice President